SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
 |_| Preliminary proxy statement.           |_| Confidential, for use of the
 |X| Definitive proxy statement.                Commissioner only (as permitted
 |_| Definitive additional materials.           by Rule 14a-6(e)(2)).
 |_| Soliciting material pursuant to
     Rule 14a-11(c) or Rule 14a-12.

                              SECURITY EQUITY FUND
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

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             0-11.

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                           transaction applies: N/A

                  (2) Aggregate number of securities to which transaction applies: N/A

                  (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                  (4)      Proposed maximum aggregate value of transaction: N/A

                  (5)      Total fee paid: $0

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
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                  (2)      Form, Schedule or Registration Statement No.: N/A

                  (3)      Filing Party: N/A

                  (4)      Date Filed: N/A

                                  GLOBAL SERIES

                                   A SERIES OF
                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   ___________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 27, 2007
                                   ___________


To the Shareholders:

Notice is hereby given that Security Equity Fund (the "Fund") will hold a special meeting of shareholders of Global Series (the "Series") on July 27, 2007, at the Fund's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:30 p.m., Central Time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

         1. To approve an investment sub-advisory agreement between 6th Avenue Investment Management Company, LLC and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an investment sub-adviser to Security Global Series; and

         2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Directors of the Fund (the "Board") unanimously approved the new sub-advisory agreement and recommends that shareholders vote "FOR" Proposal 1.

Shareholders of record at the close of business on June 1, 2007 are entitled to notice of, and to vote at, the Special Meeting.

Your attention is called to the accompanying Proxy Statement. If you do not expect to attend the Special Meeting in person, you are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting in person at the Special Meeting.


By Order of the Board,


/s/ Amy J. Lee
----------------
Amy J. Lee
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                                  GLOBAL SERIES

                                   A SERIES OF
                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   ___________

                                 PROXY STATEMENT
                                   ___________

                         SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 27, 2007

This proxy statement and enclosed proxy notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Security Equity Fund (the "Fund") for use at a special meeting of shareholders of Global Series (the "Series"), on July 27, 2007, at the Fund's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:30 p.m., Central Time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Series with respect to shareholder consideration of a proposed investment sub-advisory agreement between 6th Avenue Investment Management Company, LLC (the "Investment Manager") and Security Global Investors, LLC ("SGI"), an affiliate of the Investment Manager, on behalf of the Series (the "SGI Sub-Advisory Agreement"), as set forth in the accompanying notice. This proxy statement and the notice and proxy card are being first mailed to shareholders on or about June 15, 2007.

                                  INTRODUCTION

The Investment Manager, as investment adviser to the Series, has traditionally retained a sub-adviser to provide portfolio management services to the Series. Since October 1998, the Investment Manager has retained OppenheimerFunds, Inc. ("OppenheimerFunds") to serve as investment sub-adviser for the Series.

Upon the Investment Manager's proposal at a meeting held on May 10-11, 2007, the Board approved the SGI Sub-Advisory Agreement between the Investment Manager and SGI pursuant to which SGI, subject to shareholder approval, is proposed to be appointed as investment sub-adviser for the Series. If shareholders of the Series approve the SGI Sub-Advisory Agreement, effective on or about July 31, 2007, SGI will replace OppenheimerFunds and serve as investment sub-adviser to the Series pursuant to the terms of the agreement, as described below. The Board recommends approving the SGI Sub-Advisory Agreement primarily in order to provide investors in the Series with access to SGI's investment services, which are not otherwise available to investors in registered investment companies, and to increase the potential achievement of economies of scale for the benefit of investors through the offering of investment management services that are distinct from those otherwise widely available to investors. If the SGI Sub-Advisory Agreement is approved by the shareholders, the existing sub-advisory arrangements with OppenheimerFunds will be terminated.

At the meeting the Directors determined that the best interests of Series shareholders would be served by entering into the SGI Sub-Advisory Agreement. After careful consideration, upon the recommendation of the Investment Manager and the management of the Fund, the Board, including a majority of Directors who are not "interested persons" (as defined for regulatory purposes) of the Fund and who are not interested persons of any party to the SGI Sub-Advisory Agreement (the "Independent Directors"), unanimously approved, subject to shareholder approval, the SGI Sub-Advisory Agreement. For your reference, a form of the SGI Sub-Advisory Agreement is attached as Exhibit A.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE SERIES APPROVE THE SGI SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 1

                               APPROVAL OF THE SGI
                             SUB-ADVISORY AGREEMENT

INVESTMENT ADVISORY ARRANGEMENTS

The Investment Manager, located at One Security Benefit Place, Topeka, Kansas 66636-0001, serves as investment adviser to the Series pursuant to an Investment Management Agreement, which became effective on May 1, 2002, as amended (the "Advisory Agreement"). The Advisory Agreement was approved by the Board for an initial term of two years and is approved annually thereafter in accordance with applicable requirements. The Advisory Agreement was last approved by the Directors on November 16-17, 2006, and was last approved by shareholders on April 17, 2002. The names, addresses and principal occupations of the principal executive officer and each Managing Member of the Investment Manager are set forth in Exhibit B-1, as is information regarding the ownership of the Investment Manager.

The Investment Manager manages the investment operations of the Series and supervises the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Manager is authorized to enter into investment sub-advisory agreements for investment advisory services in connection with the management of the Fund and each series thereof, including the Series. The Investment Manager has responsibility for all investment advisory services furnished pursuant to any such investment sub-advisory agreement. In connection with its management of the business affairs of the Fund, the Investment Manager bears: (a) all expenses incurred by the Investment Manager or by the Series in connection with managing the ordinary course of the business of the Series, other than those assumed by the Series; and (b) the fees payable to the sub-adviser pursuant to an investment sub-advisory agreement between the Investment Manager and the sub-adviser. For its services, the Investment Manager is compensated by the Series at the annual rate of 1.00% of the Series' average daily net assets. During the Series' most recently completed fiscal year ended September 30, 2006, the Investment Manager received a total of $1,566,845 for service as the Series' investment adviser. If the SGI Sub-Advisory Agreement is approved by shareholders, fees payable by the Series to the Investment Manager under the Advisory Agreement will not change.

Under the Advisory Agreement, the Investment Manager reviews the performance of all sub-advisers, and makes recommendations to the Board with respect to the retention and renewal of agreements. In connection therewith, the Investment Manager is obligated to keep certain books and records of the Fund. The Investment Manager also administers the business affairs of the Fund and furnishes the Fund with office facilities and certain ordinary clerical and bookkeeping services.

The terms of the Advisory Agreement and the services to be provided to the Series thereunder will remain unchanged if the SGI Sub-Advisory Agreement is approved.

THE CURRENT SUB-ADVISER

Since November 1998, OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, has served as investment sub-adviser to the Series pursuant to an investment sub-advisory agreement between the Investment Manager and OppenheimerFunds dated October 23, 1998, which was last approved by the Board at a meeting held on November 16-17, 2006, and was last submitted to a vote of the Series' shareholders for initial approval on October 28, 1998. For its services, the Investment Manager currently pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined net assets of the Series and another fund in the Security Fund complex, computed on a daily basis, as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million, and 0.25% of such assets over $750 million. During the Series' most recently completed fiscal year ended September 30, 2006, OppenheimerFunds received an amount equal to $501,696 from the Investment Manager for services rendered to the Series.

THE PROPOSED SGI INVESTMENT SUB-ADVISORY ARRANGEMENTS

The Investment Sub-Adviser. SGI, with its principal place of business at Two Embarcadero Center, Suite 2350, San Francisco, CA 94111, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. SGI is a newly-created subsidiary of Security Benefit Life Insurance Company ("Security Benefit") formed for the purpose of acquiring the assets of Avera Global Partners LP ("Avera"). The key personnel of Avera became the key personnel of SGI effective June 15, 2007. As of June 15, 2007, SGI has approximately $50,303,828 in assets under management. SGI currently provides investment management and related services to retirement accounts and pooled investment vehicles. The name, address and principal occupation of the principal executive officer and each managing member of SGI are set forth in Exhibit B-2. SGI is a wholly owned subsidiary of Security Benefit , which is in turn controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI may be deemed to be an affiliated person of the Investment Manager.

The SGI Sub-Advisory Agreement. The following summary of the proposed SGI Sub-Advisory Agreement summarizes the material terms of the SGI Sub-Advisory Agreement and is qualified in its entirety by reference to the SGI Sub-Advisory Agreement, a form of which is attached as Exhibit A.

The SGI Sub-Advisory Agreement provides that, subject to the Investment Manager's and the Board's supervision, SGI is responsible for managing the Series' assets, including making investment decisions and placing orders to purchase and sell securities for the Series, all in accordance with the investment objective and policies of the Series as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SGI will also maintain, and provide the Investment Manager with, all books and records relating to the transactions it executes or that are otherwise required, and render to the Directors such periodic and special reports as the Board may reasonably request. The SGI Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or breach of its duties thereunder, SGI will not be liable for any act or omission in connection with its activities as sub-adviser to the Series.

Under its terms, the SGI Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Series, as well as by a majority of the Independent Directors by vote cast in person at a meeting called for that purpose. However, the SGI Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding shares of the Series. The Investment Manager may terminate the SGI Sub-Advisory Agreement upon breach by SGI of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or SGI becoming unable to discharge its duties and obligations under the SGI Sub-Advisory Agreement. Additionally, the SGI Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the Series' Advisory Agreement with the Investment Manager. SGI may terminate the SGI Sub-Advisory Agreement on 120 days' written notice to the Investment Manager and SBL Fund.

If shareholders do not approve the SGI Sub-Advisory Agreement, SGI would not be able to serve as investment sub-adviser to the Series, and the Board would consider various options with respect to the Series, which may include the appointment of another investment sub-adviser in accordance with applicable law.

Fees. The compensation payable by the Investment Manager to SGI under the SGI Sub-Advisory Agreement is lower than the compensation currently payable under the investment sub-advisory agreement with OppenheimerFunds. Shareholders will not necessarily benefit from the lower investment sub-advisory fees, because SGI is paid by the Investment Manager, not the Series, and the management fee paid by the Series will not change. Under the SGI Sub-Advisory Agreement, SGI will receive monthly compensation from the Investment Manager at an annual rate (expressed as a percentage of average daily net assets) based on a percentage of the average daily closing value of the combined net assets of the Series and SBL Fund Series D (Global Series), another fund in the Security Fund complex, as follows: 0.32% of the combined average daily net assets up to $300 million, plus 0.27% of such assets over $300 million up to $750 million and 0.22% of such assets over $750 million. The Investment Manager will pay this fee to SGI only with respect to the portion of SBL Fund Series D (Global Series) that is managed by SGI. SGI is proposed to serve as a co-investment sub-adviser to SBL Fund Series D (Global Series), subject to approval by that Fund's shareholders. If shareholders of SBL Fund Series D (Global Series) do not approve SGI to serve as a co-investment sub-adviser, the Investment Manager will not receive the benefit of that fund's assets with regard to reaching the fee reductions available at higher asset levels ("breakpoints"). During the fiscal year ended September 30, 2006, if SGI's sub-investment advisory agreement had been in place, its fee with respect to the Series, with and without the benefit of breakpoints, would have been $478,911 and $501,314, respectively.

Investment Objectives, Strategies and Risks. The Series' investment objective, strategies and risks will remain substantially the same after approval of the SGI Sub-Advisory Agreement, as SGI will manage the Series in accordance with the investment program currently disclosed in the Series' prospectus.

Affiliations and Affiliated Brokerage. During the fiscal year ended September 30, 2006, the Series paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Series, the Investment Manager, OppenheimerFunds, SGI, or affiliated persons of such persons ("Affiliated Brokers").

EVALUATION BY THE BOARD

On May 10-11, 2007, at an in-person meeting of the Board at which a majority of the Directors, including a majority of the Independent Directors, were in attendance, the Board considered whether the SGI Sub-Advisory Agreement should be approved for a two-year period, subject to shareholder approval. Following their review and consideration, the Directors determined that the agreement would enable shareholders of the Series to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the Independent Directors, unanimously approved the SGI Sub-Advisory Agreement. In reaching their decision, the Directors requested and obtained from the Investment Manager and SGI such information as they deemed reasonably necessary to evaluate the proposed agreement. The Directors also carefully considered information that they had received throughout the year as part of their regular oversight of the Series (including information from the Investment Manager and OppenheimerFunds), as well as information about SGI. The Directors also obtained and reviewed certain comparative information regarding performance of the Series relative to performance of other comparable mutual funds, and performance of SGI's other accounts. The Directors also received information about the cost of transitioning the portfolio and agreed that half of the cost would be borne by the Series and half by the Investment Manager. In considering the SGI Sub-Advisory Agreement, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by the Fund's counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. In considering the capabilities of SGI, the Board took into account the fact that SGI is a newly-created subsidiary of Security Benefit formed for the purpose of acquiring the assets of Avera and that the key personnel of Avera would become the key personnel of SGI, operating independently and retaining their autonomous investment management capabilities. The Board also considered the Investment Manager's intention not to enter into an agreement with SGI unless and until the Avera acquisition occurs. The discussion herein concerning SGI's advisory services and investment performance refer to the services and performance of Avera and its portfolio managers, who are now employees of SGI. The Board also considered the nature and quality of the investment sub-advisory services anticipated to be provided by SGI to the Series. The Board concluded that SGI would be capable of providing high quality services to the Series, as indicated by the nature of services provided to other accounts managed by SGI, SGI's management capabilities demonstrated with respect to these other accounts, the experience, capability and integrity of SGI's management, the financial resources of SGI, and the professional qualifications and experience of SGI's portfolio management team. The Board also concluded that SGI proposed to provide services that are appropriate in scope and extent in light of the Series' objectives and policies. The Board also considered the fact that the investment services offered by OppenheimerFunds were readily available to investors through other products while the investment services to be offered by SGI were not; therefore, the Board concluded that the selection of SGI would provide investors access to investment management services not otherwise available to them.

The investment performance of the Series. The Board reviewed comparative information prepared by Lipper regarding the Series' historical performance and the performance of SGI's portfolio managers in managing accounts that are reasonably comparable to the Series. The Board noted that accounts managed by SGI had performed comparably to the Series over the trailing one-year, three-year and five-year periods ended December 31, 2006, while recognizing the limitations regarding the comparability of the accounts. The Directors noted the differences in investment styles and strategy between OppenheimerFunds and SGI, and determined that SGI's more concentrated strategy, with its quantitative processes for reducing risk, offered shareholders an attractive opportunity for seeking to achieve their investment goals. The Board concluded, based in particular on the Directors' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by SGI, and SGI's performance in managing similar accounts, that SGI is capable of generating a level of investment performance that is appropriate in light of the Series' investment objective and policies and competitive with other investment companies.

The cost of investment sub-advisory services provided and the level of profitability. The Board concluded that the level of anticipated investment sub-advisory fees payable under the SGI Sub-Advisory Agreement is appropriate in light of its consistency with the sub-advisory fees currently payable to OppenheimerFunds, the estimated expense ratio of the Series (which is expected to remain unchanged), the competitiveness of the Series' expenses when compared to the expense ratios of comparable investment companies (based on information prepared by the Investment Manager), and the anticipated profitability of the relationship between the Series, the Investment Manager, SGI, and their affiliates.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Series grows. The Board concluded that the existence of asset-based breakpoints in the Series' sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower sub-advisory fees as the level of assets grows. Because the Investment Manager will benefit from lower sub-advisory fees as the level of assets grows, the Investment Manager may be more likely to offer future breakpoints in connection with the management fee that the Series pays the Investment Manager. In addition, the Board concluded that the Series' management fees appropriately reflect the Series' current size, the current economic environment for the Investment Manager and SGI, and the competitive nature of the investment company market. The Directors also noted that they will have the opportunity to periodically reexamine whether the Series has achieved economies of scale and the appropriateness of sub-advisory fees payable by the Investment Manager (as well as the management fees that the Series pays to the Investment Manager) in the future.

Benefits (such as soft dollars) to SGI and its affiliates from their relationship with the Series. The Board concluded that other benefits derived by SGI and its affiliates (including the Investment Manager) from their relationship with the Series are reasonable and fair, and are consistent with industry practice and the best interests of the Series and its shareholders. In addition, the Board previously had determined that the management, administration, fund accounting and other fees paid by the Series to the Investment Manager and affiliates of the Investment Manager and SGI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Series' overall operating expenses, and the necessity of the services for the Series' operations.

Other considerations. In approving the SGI Sub-Advisory Agreement, the Board considered the high quality of SGI's portfolio management personnel and SGI's overall portfolio management capabilities, as demonstrated with respect to other accounts, and determined that SGI has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the Series. The Board also considered the increased potential for asset growth for a fund that provides investors access to an investment manager not otherwise available, which may produce value to shareholders through economies of scale. The Board considered the affiliations existing between the Investment Manager and SGI and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE SGI SUB-ADVISORY AGREEMENT AS PROVIDED UNDER THIS PROPOSAL. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

The Investment Manager also serves as the Series' administrator, and transfer agent. The principal underwriter/distributor is Security Distributors, Inc. (the "Distributor"), located at One Security Benefit Place, Topeka, KS 66636-0001. During the fiscal year ended September 30, 2006, the Series paid the Investment Manager $525,823 for administrative and transfer agent services, and the Series paid the Distributor $391,033 for distribution services. If the proposed SGI Sub-Advisory Agreement is approved, the Investment Manager and the Distributor will continue to render the same services to the Series as they currently render. The Investment Manager is wholly owned by its members, Security Benefit and Security Benefit Corporation. Security Benefit, a life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. The Investment Manager is an indirect, and the Distributor is a direct, wholly-owned subsidiary of Security Benefit Corporation.

SHAREHOLDER REPORTS

Shareholders can find important information about the Series in the Fund's annual report dated September 30, 2006, including financial reports for the fiscal year ended September 30, 2006 and in the Fund's semi-annual report dated March 31, 2007. You may obtain copies of these reports without charge by writing to the Fund, or by calling the telephone number shown on the front page of this proxy statement.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this proxy statement on or about June 15, 2007, but proxies may also be solicited by telephone and/or in person by representatives of the Fund, regular employees of the Investment Manager, their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne one-half by the Series and one-half by the Investment Manager and/or its affiliates. The estimated cost of the special meeting is approximately $96,500.

Shareholder Voting. Shareholders of the Series who own shares at the close of business on June 1, 2007 (the "Record Date") will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 10,040,535.402 shares of the Series, representing the same number of votes. The persons who are known to have owned beneficially 5% or more of the Series' outstanding shares as of the Record Date are listed on Exhibit C. As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Series. As of the Record Date, there were no persons who were known to control the Series.

More than 50% of the Series' shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Series shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposal 1 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. If you vote by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Fund prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1, the SGI Sub-Advisory Agreement, requires the vote of a "majority of the outstanding voting securities" of the Series, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Series' outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the Fund's address, or by calling the telephone number shown on the front page of this proxy statement. The Fund will then promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of the Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                            By Order of the Board of Directors,

                            /s/ Michael G. Odlum
                            ------------------------------------------
                            Michael G. Odlum
                            President, Acting Chairman of the Board of Directors

                                LIST OF EXHIBITS

Exhibit A:   Form of SGI Sub-Advisory Agreement between the Investment Manager and SGI
Exhibit B-1: Managing Member and Principal Executive Officer of the Investment
             Manager
Exhibit B-2: Principal Executive Officer and Managing Members of SGI
Exhibit B-3: Directors/Officers of the Fund Who Hold Positions With SGI
Exhibit C:   Beneficial Owners of 5% or More of the Outstanding Shares of the
             Series

                                    Exhibit A

                                     FORM OF
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                       6TH AVENUE MANAGEMENT COMPANY, LLC
                                       AND
                         SECURITY GLOBAL INVESTORS, LLC




                             SUB-ADVISORY AGREEMENT


         THIS AGREEMENT is made and entered into as of the __ day of ___________, 2007 between 6th Avenue Investment Management Company, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                                   WITNESSETH:

         WHEREAS, SBL Fund and Security Equity Fund, Kansas corporations, are each registered with the Securities and Exchange Commission (the "Commission") as open-end management investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         WHEREAS, SBL Fund is authorized to issue shares of Series D ("Series D"), a separate series of SBL Fund and Security Equity Fund is authorized to issue shares of the Global Series ("Global Series"), a separate series of Security Equity Fund (Series D and the Global Series are referred to herein individually as a "Fund" and collectively as the "Funds");

         WHEREAS, each of the Funds has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

         WHEREAS, the Advisory Agreements permit the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

         WHEREAS, the Adviser desires to retain the Subadviser as subadviser to act as investment adviser for and to manage the Funds' respective Investments (as defined below) and the Subadviser desires to render such services.

         NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

         1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the assets of the Global Series and a portion of the assets of Series D, in each case subject to the supervision of the Adviser and the Board of Directors of such Fund and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for each Fund's Investments (as defined below).

         2. Duties of Subadviser.

                  (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors to purchase, hold and sell investments for the account of the Global Series and the portion of the assets of Series D that the Adviser allocates to the Subadviser for management from time to time (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Funds, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

                  (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the respective Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the respective Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for a Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of such Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to such Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund or Funds involved and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the respective Fund's Board, providing such information as the number of aggregated trades to which a Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

                  (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

                      The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

                  (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection
         (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the respective Fund and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the respective Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

                  (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the applicable Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of a Fund at the Fund's principal place of business on due notice to review the Investments of the Fund.

                  The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for each Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

                  During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of each Fund, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

                  (f) Custody Arrangements. The Subadviser shall provide each Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

                  (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with each Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of each Fund's Board and the Adviser, after receipt of such documents, from the relevant Fund, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

                      In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Global Series and the portion of Series D allocated to it by the Adviser complies with all applicable statutes and regulations necessary to qualify each Fund (or portion thereof in the case of Series D) as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that a Fund (or portion thereof in the case of Series D) has ceased to so qualify or that it might not so qualify in the future.

                      In carrying out its obligations under this Agreement, the Subadviser shall invest the portion of the assets of Series D allocated to it by the Adviser in such a manner as to ensure that such portion complies with the diversification provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other enacted modifications to Section 817 or regulations thereunder. Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that the portion of Series D allocated to the Subadvser has ceased to comply and will take all reasonable steps to adequately diversify the assets of Series D allocated to, so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                      The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of each Fund, (ii) the By-Laws of each Fund, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the respective Fund's Board and the Adviser.

                  (h) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by a Fund.

         3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

         4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fees set forth in Exhibit A to this Agreement.

         5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the appropriate Fund's Board.

         6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Funds as follows:

                  (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

                  (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the Investment Company Act;

                  (c) The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

                  (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

                  (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

                  (g) This Agreement is a valid and binding agreement of the Subadviser;

                  (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

         7. Non-Exclusivity. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

         8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

                  (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

                  (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

                  (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                  (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

                  (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                  (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

         9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         10. Liability and Indemnification.

                  (a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, to either Fund, or any of either Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA

                  (b) Indemnification. The Subadviser shall indemnify the Adviser and the Funds, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, or the Funds, as a result of the Subadviser's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, or the Funds' willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

         11. Duration and Termination.

                  (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those directors of SBL Fund and Security Equity Fund, as applicable, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by the Board of Directors of the applicable Fund. In addition to the foregoing, each renewal of this Agreement with respect to each Fund must be approved by the vote of a majority of the applicable Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the applicable Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

                  (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                           (i) By vote of a majority of the Board of Directors
                  of the applicable Fund, or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

                           (ii) By the Adviser upon breach by the Subadviser of
                  any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

                           (iii) By the Adviser immediately upon written notice
                  to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

                           (iv) By the Subadviser upon 120 days written notice
                  to the Adviser and the applicable Fund.

                           This Agreement shall not be assigned (as such term is
                  defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

         12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to a Fund shall be approved by the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

         14. Notice. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

         (a)    If to the Subadviser:

                Security Global Investors, LLC
                2 Embarcadero Center, Suite 2350
                San Francisco, CA 94111
                Attention: John Boich, Chief Investment Officer
                Facsimile: (415) 274-7702

                With a copy to:

                Security Benefit Corporation
                One Security Benefit Place
                Topeka, KS 66636
                Attention: General Counsel
                Facsimile: (785) 438-3080

         (b)    If to the Adviser:

                6th Avenue Investment Management Company, LLC
                5801 SW 6th Avenue
                Topeka, KS  66636-0001
                Attention: Michael G. Odlum, President
                Facsimile: (785) 438-3080


         (d)    If to SBL Fund:

                SBL Fund
                One Security Benefit Place
                Topeka, Kansas 66636-0001
                Attention: Amy J. Lee, Secretary
                Facsimile: (785) 438-3080

         (d)    If to Security Equity Fund:

                Security Equity Fund
                One Security Benefit Place
                Topeka, Kansas 66636-0001
                Attention: Amy J. Lee, Secretary
                Facsimile: (785) 438-3080

         15. Governing Law; Jurisdiction. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

         16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

         17. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         19. Certain Definitions.

                  (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

                  (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                   6th Avenue Investment Management Company, LLC

                                   By:
                                   ---------------------------------------------
                                   Name:    Michael G. Odlum
                                   Title:   President

                                   Attest:
                                            ------------------------------------
                                   Name:    Amy J. Lee
                                   Title:   Secretary

                                   Security Global Investors, LLC

                                   By:
                                            ------------------------------------
                                   Name:
                                   Title:

                                   Attest:
                                            ------------------------------------
                                   Name:
                                   Title:

                                    Exhibit A

                                  Compensation


         For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") as follows:

         An annual rate of 0.32% of the combined average daily net assets of the Funds of $300 million or less; and

         An annual rate of 0.27% of the combined average daily net assets of the Funds of more than $300 million but less than $750 million; and

         An annual rate of 0.22% of the combined average daily net assets of the Funds of more than $750 million.

         For purposes of calculating the compensation to be paid hereunder, (1) the value of the net assets of a Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the then current prospectus for the applicable Fund and (2) the value of the net assets of Series D taken into account in determining the fee to be paid to the Subadviser shall only include the assets allocated to the Subadviser by the Adviser to manage.

         The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                   EXHIBIT B-1

    MANAGING MEMBER AND PRINCIPAL EXECUTIVE OFFICER OF THE INVESTMENT MANAGER

The business address of the managing member and principal executive officer is One Security Benefit Place, Topeka, Kansas 66636-0001.

------------------------------------------------------------------------------------------------------------------------------------
     NAME             POSITION/OFFICES HELD WITH        PRINCIPAL OCCUPATION/POSITION
                      INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Michael G. Odlum      President and Managing Member     Senior Vice President and Chief Investment Officer, Security Benefit
                              Representative            Corporation and Security Benefit Life Insurance Company; Vice President
                                                        and Director, Security Distributors, Inc.; Director, Vice President and
                                                        Chief Investment Officer, First Security Benefit Life Insurance and
                                                        Annuity Company of New York.
------------------------------------------------------------------------------------------------------------------------------------

Mr. Odlum serves as President and Acting Chairman of the Board of Directors of Security Equity Fund.

The Investment Manager is a Kansas limited liability company with its principal offices located at One Security Benefit Place, Topeka, Kansas 66636-0001. The Investment Manager is controlled by its members, Security Benefit and Security Benefit Corporation. Security Benefit, a life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. The Investment Manager is an indirect, and the Distributor is a direct, wholly-owned subsidiary of Security Benefit Corporation.

                                   EXHIBIT B-2

             PRINCIPAL EXECUTIVE OFFICER AND MANAGING MEMBERS OF SGI

The business address of each of the following persons is One Security Benefit Place, Topeka, Kansas 66636-0001.

---------------------------------------------------------------------------------------------------------------------------------
      NAME             POSITIONS/OFFICES HELD WITH SUB-ADVISER            PRINCIPAL OCCUPATION/POSITION
---------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman     President and Manager                         Senior Vice President, Security Benefit Corporation;
                                                                     Director, Security Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Kris A. Robbins        Manager                                       Chairman of the Board, President, and Chief Executive
                                                                     Officer, Security Benefit Corporation; Chairman,
                                                                     President, and Chief Executive Officer, Security Benefit
                                                                     Life Insurance Company.
---------------------------------------------------------------------------------------------------------------------------------

SGI is a Kansas limited liability company with its principal offices located at Two Embarcadero Center, Suite 2350, San Francisco, CA 94111. SGI is controlled by its member, Security Benefit. Security Benefit is a life insurance company, incorporated under the laws of Kansas, which is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. SGI is a direct, wholly-owned subsidiary of Security Benefit. No Officer or Director of the Fund owns securities or has any other material indirect interest in SGI.

                                   EXHIBIT B-3
           DIRECTORS/OFFICERS OF THE FUND WHO HOLD POSITIONS WITH SGI

The business address of each of the following persons is One Security Benefit Place, Topeka, Kansas 66636-0001.

-------------------------------------------------------------------------------------------------------------------
NAME                  POSITIONS/OFFICES HELD WITH SECURITY          POSITIONS/OFFICES HELD WITH SUB-ADVISER
                      GLOBAL FUND
-------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood     Chief Compliance Officer and Treasurer        Chief Compliance Officer
-------------------------------------------------------------------------------------------------------------------
Amy J. Lee            Secretary                                     Secretary
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

As of the Record Date, the following persons are known to have owned beneficially 5% or more of the outstanding shares of the Series:

-------------------------------------------------------------------------------------------------------------------
         TITLE OF CLASS               NAME AND ADDRESS OF    AMOUNT AND NATURE OF       PERCENT OF CLASS
                                      BENEFICIAL OWNER       BENEFICIAL OWNERSHIP
-------------------------------------------------------------------------------------------------------------------
Security Equity Fund Global Series    None
-------------------------------------------------------------------------------------------------------------------

* As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Series.

                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                             SECURITY GLOBAL SERIES

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 27, 2007
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              SECURITY EQUITY FUND

The undersigned hereby appoint(s) Michael G. Odlum, Brenda M. Harwood and Thomas
A. Swank, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Security Global Series (the "Portfolio") which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held at the executive offices of Security Equity Fund at the above address on July 27, 2007 at 1:30 p.m. Central Time, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" Proposal 1. Please vote, date and sign this proxy and return it promptly in the enclosed envelope.


                          V   FOLD AND DETACH HERE   V

--------------------------------------------------------------------------------

                       SECURITY EQUITY FUND GLOBAL SERIES
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 27, 2007

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:

         3. To approve an investment sub-advisory agreement between 6th Avenue Investment Management Company, LLC and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an investment sub-adviser to Series D (Global Series); and

                     FOR     AGAINST    ABSTAIN
                     |_|       |_|        |_|

                                                     PLEASE VOTE BY          |X|
                                                     CHECKING THE
                                                     APPROPRIATE BOX
                                                     AS IN THIS EXAMPLE


Signature: __________________________  Signature (if held jointly): ____________

Date: _______________________________  Date: ___________________________________


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. The board of directors of Security Equity Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online      1.   Click on www.myproxyonline.com.
            2.   Enter the 12 digit control number.
            3.   Follow the instructions on the Web site.
            4.   Once you have voted, you do not need to mail your proxy card.

By Phone    1.   Call toll-free 1-866-437-4675.
            2.   Enter the 12 digit control number.
            3.   Follow the recorded instructions.
            4.   Once you have voted, you do not need to mail your proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person   The Shareholder Meeting will take place July 27, 2007, at 1:30 p.m.,
            Central time, at the office of Security Equity Fund, located at One Security Benefit Place, Topeka, Kansas 66636.


                          V   FOLD AND DETACH HERE   V
--------------------------------------------------------------------------------


                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-866-304-2059 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.